                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 April 22, 2003
               (Date of Report (Date of Earliest Event Reported))


                              UNITED BANCORP, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


            MICHIGAN                    0-16640                   38-2606280
            --------                    -------                   ----------
  (State or other jurisdiction        Commission               (I.R.S. Employer
of incorporation or organization)     File Number            Identification No.)



                  205 E. CHICAGO BOULEVARD, TECUMSEH, MI 49286
                  --------------------------------------------
                    (Address of principal executive offices)


                                 (517) 423-8373
                                 --------------
               (Registrant's telephone number including area code)


                                       N/A
                                       ---
   (Former name, former address and former fiscal year, if changed since last report)


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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

         (c)   EXHIBITS
          99.1 Press Release dated April 22, 2003
          99.2 Press Release dated June 13, 2003
          99.3 Press Release dated July 14, 2003
          99.4 Press Release dated September 12, 2003
          99.5 Press Release dated October 15, 2003
          99.6 Press Release dated January 14, 2004

ITEM 9. REGULATION FD DISCLOSURE AND ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          On April 22, 2003, registrant announced results of operations for the quarter ended March 31, 2003, as set forth in the press release included as Exhibit 99.1, which is incorporated herein by reference.

          On June 13, 2003, registrant announced the declaration of a cash dividend, as set forth in the press release included as Exhibit 99.2, which is incorporated herein by reference.

          On July 14, 2003, registrant announced results of operations for the quarter and six months ended June 30, 2003, as set forth in the press release included as Exhibit 99.3, which is incorporated herein by reference.

          On September 12, 2003, registrant announced the declaration of a cash dividend, as set forth in the press release included as Exhibit 99.4, which is incorporated herein by reference.

          On October 15, 2003, registrant announced results of operations for the quarter and nine months ended September 30, 2003, as set forth in the press release included as Exhibit 99.5, which is incorporated herein by reference.

          On January 14, 2004, registrant announced results of operations for fourth quarter and the year ended December 31, 2003, as set forth in the press release included as Exhibit 99.6, which is incorporated herein by reference.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                United Bancorp, Inc.
                                (Registrant)
                                By:

Date:  March 5, 2004             /S/ Dale L. Chadderdon
                                -----------------------------------------------
                                 (Principal Financial Officer)
                                 Senior Vice President, Secretary and Treasurer



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                                 Exhibit Index

Exhibit No.                      Description
-----------                      -----------
99.1                       Press Release dated April 22, 2003
99.2                       Press Release dated June 13, 2003
99.3                       Press Release dated July 14, 2003
99.4                       Press Release dated September 12, 2003
99.5                       Press Release dated October 15, 2003
99.6                       Press Release dated January 14, 2004














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